Consolidated Statements of Operations and Comprehensive Loss - USD ($)	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
OPERATING EXPENSES
General and administrative expense	$ 107,988	$ 285,783	$ 530,998
Total operating expenses	107,988	285,783	530,998
LOSS FROM OPERATIONS	(107,988)	(285,783)	(530,998)
OTHER INCOME/(EXPENSE)
Interest income	497	1,110	2,530
Total other income/(expense)	$ 497	$ 1,110	2,530
INCOME TAX
NET LOSS	$ (107,491)	$ (284,673)	(528,468)
Less: Net loss/(income) attributable to the non-controlling interest			14,037
NET LOSS ATTRIBUTABLE TO CHINA NETWORKS INTERNATIONAL HOLDINGS, LTD.	$ (107,491)	$ (284,673)	(514,431)
Dividend on preferred stock	(234,475)	(234,475)	(85,234)
OTHER COMPREHENSIVE INCOME
Foreign currency translation adjustment	71,908	(119,072)	97,921
COMPREHENSIVE LOSS	$ (270,058)	$ (638,220)	$ (501,744)
Basic and diluted loss per common share	$ (0.003)	$ (0.008)	$ (0.01)
Weighted average shares outstanding	83,173,778	83,173,778	83,109,978